SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 31, 2003

PRIMA ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-9408	84-1097578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1099 18th Street, Suite 400, Denver CO 80202
(Address of principal executive offices)      (Zip Code)

(303) 297-2100
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed from last report.)

PRIMA ENERGY CORPORATION

FORM 8-K

July 31, 2003

Item 7. Financial Statements and Exhibits

     The following exhibit is filed herewith pursuant to the provisions of Item 601 of Regulation S-K.

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated July 31, 2003	99.4

Item 12. Results of Operations and Financial Condition

     On July 31, 2003, Prima Energy Corporation, a Delaware corporation, issued a press release reporting second quarter 2003 financial results, mid-year reserve estimates and providing an update of its operating activities and 2003 production forecasts. A copy of the press release is attached to this report as Exhibit 99.4, and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMA ENERGY CORPORATION
(Registrant)

Date	July 31, 2003	/s/ Neil L. Stenbuck

Neil L. Stenbuck,
Executive Vice President,
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
Table No.	Document	Exhibit No.

99	Prima Energy Corporation Press Release dated July 31, 2003	99.4